     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2001
                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                              eLOYALTY CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

                DELAWARE                                36-4304577
     (State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
     Incorporation or Organization)

            150 FIELD DRIVE
               SUITE 250                                  60045
         LAKE FOREST, ILLINOIS                          (Zip Code)
(Address of Principal Executive Offices)

             eLOYALTY CORPORATION 1999 EMPLOYEE STOCK PURCHASE PLAN
                (AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2001)
                            (Full Title of the Plan)

                                 KELLY D. CONWAY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              eLOYALTY CORPORATION
                                 150 FIELD DRIVE
                                    SUITE 250
                           LAKE FOREST, ILLINOIS 60045
                     (Name and Address of Agent for Service)

                                 (847) 582-7000
          (Telephone Number, Including Area Code, of Agent for Service)

                                   COPIES TO:

        M. FINLEY MAXSON                                DEIDRA D. GOLD
        WINSTON & STRAWN                      VICE PRESIDENT AND GENERAL COUNSEL
      35 WEST WACKER DRIVE                           eLOYALTY CORPORATION
     CHICAGO, ILLINOIS 60601                      150 FIELD DRIVE, SUITE 250
         (312) 558-5600                          LAKE FOREST, ILLINOIS 60045
                                                        (847) 582-7000

                         CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                                             PROPOSED         PROPOSED
                                                                AMOUNT        MAXIMUM          MAXIMUM         AMOUNT OF
                                                                 TO BE     OFFERING PRICE     AGGREGATE      REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED                          REGISTERED      PER UNIT      OFFERING PRICE        FEE
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share..................   750,000 shares    $0.48 (1)      $360,000(1)        $1,200
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights..........................   750,000 rights       (2)              (2)           (2)
==========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) and (c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices reported for shares of Common Stock of the Registrant on the Nasdaq National Market on August 23, 2001.
(2) The preferred stock purchase rights initially are attached to and trade with the shares of common stock registered hereby. The value attributable to such rights, if any, is reflected in the market price of the common stock.


================================================================================

                     STATEMENT OF INCORPORATION BY REFERENCE

          This Form S-8 Registration Statement is filed pursuant to General Instruction E for the purpose of registering 750,000 additional shares of common stock, par value $0.01 per share ("Common Stock"), and the associated 750,000 additional preferred stock purchase rights ("Rights") of eLoyalty Corporation (the "Registrant"), issuable pursuant to the eLoyalty Corporation 1999 Employee Stock Purchase Plan (the "Plan"). On February 28, 2001, the Board of Directors of the Registrant approved an amendment to the Plan to increase each of the total number of shares of Common Stock and associated Rights of the Registrant available for issuance under the Plan from 500,000 to 1,250,000 (the "Amendment"). The contents of the Registrant's previously filed Form S-8 Registration Statement (File No. 333-96473) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") on February 9, 2000, and amended by Post-Effective Amendment No. 1 to the Registration Statement, as filed with the Commission on February 14, 2000, are incorporated herein by reference to the extent not otherwise amended or superseded by the contents hereof.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.    EXHIBITS.

     The following documents are filed as exhibits to this Registration
Statement:

     Exhibit No.     Description
     -----------     -----------

     4.1 Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

     4.2 Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on March 24, 2000 (File No. 0-27975))

     4.3 Rights Agreement, dated as of March 17, 2000, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent (incorporated herein by reference to Exhibit
                     4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Commission on March 24, 2000 (File No. 0-27975))

     4.4 By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

     4.5 eLoyalty Corporation 1999 Employee Stock Purchase Plan (as Amended and Restated as of February 28, 2001) (incorporated herein by reference to Exhibit 10.16 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (File No. 0-27975))

     5.1 Opinion of Winston & Strawn as to the legality of the securities being registered

    23.1             Consent of PricewaterhouseCoopers LLP

    23.2             Consent of Winston & Strawn (included as part of Exhibit
                     5.1)

    24.1             Power of Attorney from Tench Coxe, Director

    24.2             Power of Attorney from Jay C. Hoag, Director

    24.3             Power of Attorney from John T. Kohler, Director

    24.4             Power of Attorney from Michael J. Murray, Director

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LAKE FOREST, STATE OF ILLINOIS, ON AUGUST 27, 2001.

                                     eLOYALTY CORPORATION

                                     By:       /s/  KELLY D. CONWAY
                                        ----------------------------------------
                                                  Kelly D. Conway
                                        President and Chief Executive Officer

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AS OF AUGUST 27, 2001.

                  SIGNATURE                                                   TITLE
                  ---------                                                   -----

            /s/ KELLY D. CONWAY                            Director, President and Chief Executive Officer
------------------------------------------------                     (Principal Executive Officer)
               Kelly D. Conway

          /s/ TIMOTHY J. CUNNINGHAM                       Senior Vice President, Chief Financial Officer and
------------------------------------------------                          Corporate Secretary
             Timothy J. Cunningham

                      *                                                        Director
------------------------------------------------
                  Tench Coxe

                      *                                                        Director
------------------------------------------------
                 Jay C. Hoag

                      *                                                        Director
------------------------------------------------
                John T. Kohler

                      *                                                        Director
------------------------------------------------
              Michael J. Murray


*By:       /s/ TIMOTHY J. CUNNINGHAM
------------------------------------------------
     Timothy J. Cunningham, Attorney-in-Fact

                                INDEX TO EXHIBITS

     Exhibit No.     Description
     -----------     -----------

     4.1 Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

     4.2 Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on March 24, 2000 (File No. 0-27975))

     4.3 Rights Agreement, dated as of March 17, 2000, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent (incorporated herein by reference to Exhibit
                     4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Commission on March 24, 2000 (File No. 0-27975))

     4.4 By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

     4.5 eLoyalty Corporation 1999 Employee Stock Purchase Plan (as Amended and Restated as of February 28, 2001) (incorporated herein by reference to Exhibit 10.16 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (File No. 0-27975))

     5.1 Opinion of Winston & Strawn as to the legality of the securities being registered

    23.1             Consent of PricewaterhouseCoopers LLP

    23.2             Consent of Winston & Strawn (included as part of Exhibit
                     5.1)

    24.1             Power of Attorney from Tench Coxe, Director

    24.2             Power of Attorney from Jay C. Hoag, Director

    24.3             Power of Attorney from John T. Kohler, Director

    24.4             Power of Attorney from Michael J. Murray, Director